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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                                  June 1, 1998
                        ---------------------------------
                        (Date of earliest event reported)





                         HUNTSMAN PACKAGING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Utah                         333-40067              87-0496065
-------------------------------     ---------------------   -------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)




                                500 Huntsman Way
                           Salt Lake City, Utah 84108
                                 (801) 532-5200
          -------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On June 1, 1998, Huntsman Container Corporation International ("HCCI"), a wholly-owned subsidiary of Huntsman Packaging Corporation (the "Company"), sold its entire interest in the capital stock of Huntsman Container Company Limited ("HCCL") and Huntsman Container Company France SA ("HCCFSA") to subsidiaries of Huhtamaki Oyj, Polarcup Limited and Huhtamaki Holdings France Sarl (collectively, the "Purchasers"). Together, HCCL and HCCFSA comprised the Company's foam products operations, which were operated exclusively in Europe.

        The sale of the Company's interest in HCCL and HCCFSA (the "European Foam Sale") was consummated pursuant to a Share Sale Agreement, dated as of June 1, 1998 (the "Share Sale Agreement"), by and between HCCI, the Company and the Purchasers. Pursuant to the terms of the Share Sale Agreement, the Company sold its entire interest in the capital stock of HCCL and HCCFSA (which represented in excess of 99% of the capital stock of HCCL and HCCFSA) and procured the sale of certain shares constituting the remaining minority interests in the capital stock of HCCL and HCCFSA held by certain individual shareholders. The aggregate sale price (including payment for the cash of the businesses), which was determined on the basis of arms-length negotiations, was approximately 20,900,000 pounds sterling ($34.3 million U.S. dollars) in cash. The purchase price is subject to adjustment based upon changes in stockholders' equity between December 31, 1997 and June 1, 1998, such adjustment to be completed within 60 days of the closing of the transaction.

        Prior to the sale, there were no material relationships between the Purchasers and the Company or its affiliates, directors or officers or any associate of any director or officer of the Company.

        The foregoing description is qualified in its entirety by reference to the Share Sale Agreement, which is incorporated by reference as an Exhibit to this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.


        (b)     Pro Forma Financial Information

                1. Unaudited pro forma condensed consolidated balance sheet as of March 31, 1998.

                2. Unaudited pro forma condensed consolidated statements of operations and other financial information for the year ended December 31, 1997 and the three months ended March 31, 1998.


        (c)     Exhibits

                2. Share Sale Agreement, dated as of June 1, 1998, between Huntsman Container Corporation International, Huntsman Packaging Corporation, Polarcup Limited and Huhtamaki Holdings France Sarl.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HUNTSMAN PACKAGING CORPORATION



                                       /S/ RONALD G. MOFFITT
                                       -----------------------------------------
                                       Ronald G. Moffitt
                                       Senior Vice President





Date:  June 15, 1998


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                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


        The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1998, has been prepared to give pro forma effect to the European Foam Sale as if it had occurred on March 31, 1998. The following unaudited pro forma condensed consolidated statements of operations and other financial information for the year ended December 31, 1997, and the three months ended March 31, 1998, have been prepared to give pro forma effect to the European Foam Sale as if it had occurred on January 1, 1997. The pro forma financial information does not purport to be indicative of the financial position or results of operations of future periods or indicative of results that would have occurred had the transaction referred to above been consummated on the dates indicated. The unaudited pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable.

        The unaudited pro forma financial information should be read in conjunction with the Company's consolidated financial statements and the notes thereto set forth in the Company's reports on Forms 10-K and 10-Q filed by the Company with the Securities and Exchange Commission.


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
                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998


                                                   HISTORICAL
                                                     HUNTSMAN         PRO FORMA
                                                    PACKAGING        ADJUSTMENTS            PRO FORMA
                                                   ----------        -----------            ---------
                                                               (DOLLARS IN THOUSANDS)

ASSETS
Current assets:
       Cash and cash equivalents                   $   23,289        $   (3,515)(1)        $   19,774
       Receivables, net                                76,051            (7,461)(1)            68,590
       Inventories                                     69,938            (5,205)(1)            64,733
       Prepaid expenses and other                       3,052              (435)(1)             2,617
       Deferred income taxes                            1,271                                   1,271
                                                   ----------        ----------            ----------
                Total current assets                  173,601           (16,616)              156,985

Plant and equipment, net                              178,993           (11,556)(1)           167,437
Intangible assets, net                                 49,598                                  49,598

Other assets                                           21,165              (468)(1)            20,697
                                                   ----------        ----------            ----------

Total                                              $  423,357        $  (28,640)           $  394,717
                                                   ==========        ==========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Trade accounts payable                      $   38,720        $   (2,386)(1)        $   36,334
       Accrued liabilities                             30,936            (2,129)(1)            28,807
       Due to affiliates                                9,744              (624)(1)             9,120
       Income taxes payable                             3,371            (1,561)(1)             1,810
                                                   ----------        ----------            ----------
                Total current liabilities              82,771            (6,700)               76,071

Long-term debt                                        256,000           (25,988)(2)           230,012

Other liabilities                                       8,901                                   8,901
Deferred income taxes                                  10,640            (1,216)(1)             9,424
Stockholders' equity                                   65,045             5,264(3)             70,309
                                                   ----------        ----------            ----------

Total                                              $  423,357        $  (28,640)           $  394,717
                                                   ==========        ==========            ==========


See accompanying notes to unaudited pro forma condensed consolidated balance sheet.


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                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(1) Adjustments to eliminate net assets sold in accordance with the Share Sale Agreement.

(2) Adjustment to record the reduction of long-term debt due to the total cash received as follows:

                Cash purchase price                                                   $34,288
                Less: Estimated selling expenses                                       (1,000)
                      Estimated income tax expense                                     (7,300)
                                                                                      -------
                Net cash proceeds                                                     $25,988
                                                                                      =======

(3) Adjustment to record the gain from the sale of net assets as if the sale had occurred on March 31, 1998 calculated as follows (the actual gain on the transaction date is expected to be $5,439):

                Net cash proceeds                                                     $25,988
                Less: Net assets sold                                                 (20,724)
                                                                                      -------
                Net increase in stockholders' equity                                  $ 5,264
                                                                                      =======


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                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         AND OTHER FINANCIAL INFORMATION
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                            HISTORICAL
                                             HUNTSMAN              PRO FORMA
                                             PACKAGING             ADJUSTMENTS               PRO FORMA
                                           ------------           ------------              ------------
                                                              (DOLLARS IN THOUSANDS)

STATEMENT OF OPERATIONS:
Sales, net                                 $    491,163           $    (43,420)(1)          $    447,743
Cost of sales                                   424,868                (35,239)(1)               389,629
                                           ------------           ------------              ------------
       Gross profit                              66,295                 (8,181)                   58,114

Total operating expenses                         49,209                 (4,171)(1)                45,038
                                           ------------           ------------              ------------

Operating income                                 17,086                 (4,010)                   13,076

Interest expense, net                           (16,402)                  (184)(1)
                                                                         2,079 (2)               (14,507)
Other income, net                                   530                   (194)(1)                   336
                                           ------------           ------------              ------------

Income (loss) before income taxes                 1,214                 (2,309)                   (1,095)

Income tax provision (benefit)                      839                   (516)(1)(2)                323
                                           ------------           ------------              ------------

Net income (loss)                          $        375           $     (1,793)(3)          $     (1,418)
                                           ============           ============              ============

OTHER FINANCIAL INFORMATION:
Depreciation and amortization              $     16,442           $     (1,920)(4)          $     14,522
EBITDA (5)                                       34,058                 (6,124)(4)                27,934
Adjusted EBITDA (6)                              43,334(7)              (6,124)(4)                37,210
Capital expenditures                             17,861                 (2,602)(4)                15,259
Ratio of Adjusted EBITDA
       to interest expense, net                     2.6x                                             2.6x




See accompanying notes to unaudited pro forma condensed consolidated statements of operations and other financial information.


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                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         AND OTHER FINANCIAL INFORMATION
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                          HISTORICAL
                                           HUNTSMAN            PRO FORMA
                                          PACKAGING           ADJUSTMENTS               PRO FORMA
                                         ------------        ------------              ------------
                                                         (DOLLARS IN THOUSANDS)

STATEMENT OF OPERATIONS:
Sales, net                               $    147,803        $     (9,285)(1)          $    138,518
Cost of sales                                 124,761              (7,584)(1)               117,177
                                         ------------        ------------              ------------
       Gross profit                            23,042              (1,701)                   21,341

Total operating expenses                       13,062              (1,116)(1)                11,946
                                         ------------        ------------              ------------

Operating income                                9,980                (585)                    9,395

Interest expense, net                          (5,577)                (40)(1)
                                                                      520 (2)                (5,097)
Other income, net                                 118                  83 (1)                   201
                                         ------------        ------------              ------------

Income before income taxes                      4,521                 (22)                    4,499

Income tax provision                            2,084                  (8)(1)(2)              2,076
                                         ------------        ------------              ------------

Net income                               $      2,437        $        (14)(3)          $      2,423
                                         ============        ============              ============

OTHER FINANCIAL INFORMATION:
Depreciation and amortization            $      4,942        $       (509)(4)          $      4,433
EBITDA(5)                                      15,040              (1,011)(4)                14,029
Capital expenditures                            9,477                (531)(4)                 8,946
Ratio of EBITDA
       to interest expense, net                   2.7x                                          2.8x




See accompanying notes to unaudited pro forma condensed consolidated statements of operations and other financial information.


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                 HUNTSMAN PACKAGING CORPORATION AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         AND OTHER FINANCIAL INFORMATION

(1) Adjustments to eliminate sales and expenses related to the Company's foam products operations. All overhead included in the expenses eliminated were those expenses incurred only for the benefit of the Company's foam products operations.

(2) Adjustment to reflect the reduction of interest expense and the related income tax effect on borrowings assumed to be repaid from the net cash received from the European Foam Sale.

(3) The pro forma net income (loss) does not reflect the gain from the European Foam Sale. The estimated actual gain realized will be approximately $5.4 million.

(4) Adjustments to state other financial information related to the Company's foam products operations as if the transaction occurred on January 1, 1997.

(5) EBITDA is defined as income before interest expense, taxes, depreciation and amortization and extraordinary items. The Company's management believes EBITDA information enhances an investor's understanding of a company's ability to satisfy principal and interest obligations with respect to its indebtedness and to utilize cash for other purposes. However, there may be contractual, legal, economic or other reasons which may prevent the Company from satisfying its principal and interest obligations with respect to its indebtedness and may require the Company to allocate funds for other purposes. EBITDA does not represent and should not be considered as an alternative to net income or cash from operations as determined by Generally Accepted Accounting Principles ("GAAP") and may not be comparable to other similarly titled measures of other companies.

(6) Adjusted EBITDA is EBITDA as modified to reflect certain adjustments which management believes are relevant to evaluating the future operating performance of the Company. These adjustments, which eliminate the impact of certain nonrecurring charges and reflect the estimated impact of management's business and operating strategy, are based on estimates and assumptions made and believed to be reasonable by the Company, but are inherently uncertain and are subject to change. Adjusted EBITDA should not be viewed as indicative of actual or future results and is not computed in accordance with GAAP or with regulations of the Securities and Exchange Commission.

(7) Includes aggregate nonrecurring charges of $9.3 million resulting from the closing of the Company's Carrolton, Ohio facility in the year ended December 31, 1997.


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                                INDEX TO EXHIBITS

Exhibits

2 Share Sale Agreement, dated as of June 1, 1998, between Huntsman Container Corporation International, Huntsman Packaging Corporation, Polarcup Limited and Huhtamaki Holdings France Sarl.


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